                                                                      EXHIBIT 99


BANK ONE CORPORATION


Supplemental Financial Information for Seven Calendar Quarters

January 1, 1997 Through September 30, 1998

BANK ONE CORPORATION AND SUBSIDIARIES

                                                           Three Months Ended
                                                  -------------------------------------
Financial Highlights                               Sep 30,       Jun 30,       Mar 31,
($ millions, except per share amounts)              1998          1998          1998
-----------------------------------------         ---------     ---------     ---------
PER SHARE DATA
--------------
Earnings - Basic                                  $    0.90     $    0.76     $    0.80
         - Diluted                                     0.89          0.75          0.78
Dividends                                              0.38          0.38          0.38

INCOME STATEMENT DATA
---------------------
Net income                                        $   1,054     $     895     $     933
Net interest income (FTE)                             2,339         2,335         2,283
Provision for credit losses                             345           400           391
Noninterest income                                    2,062         2,132         1,953
Noninterest expense                                   2,539         2,719         2,431

FINANCIAL PERFORMANCE RATIOS
----------------------------
Net interest margin - managed                          5.46%         5.31%         5.40%
                    - reported                         4.49          4.45          4.47
Return on assets                                       1.77          1.49          1.59
Return on common equity                                20.7          18.6          20.3
Operating efficiency - managed                         50.8          50.9          50.2
                     - reported                        57.7          58.0          57.4


BALANCE SHEET DATA
------------------
Average:  Loans - managed                         $ 197,978     $ 197,867     $ 196,002
                - reported                          154,466       158,207       158,091
          Earning assets                            206,736       210,628       207,243
          Total assets                              236,573       241,010       238,038
          Deposits                                  148,393       151,594       150,475
          Common equity                              20,098        19,246        18,597

End of Period:  Loans - managed                   $ 203,443     $ 200,726     $ 197,067
                      - reported                    154,057       160,023       158,387
                Total assets                        238,658       244,178       240,560
                Deposits                            148,924       154,507       153,817
                Common equity                        20,428        19,575        18,945

BANK ONE CORPORATION AND SUBSIDIARIES

                                                                Three Months Ended
                                                ---------------------------------------------------
Financial Highlights                             Dec 31,       Sep 30,       Jun 30,       Mar 31,
($ millions, except per share amounts)            1997          1997          1997          1997
------------------------------------------      ---------     ---------     ---------     ---------
PER SHARE DATA
--------------
Earnings - Basic                                $    0.76     $    0.72     $    0.36     $    0.66
         - Diluted                                   0.75          0.70          0.35          0.64
Dividends                                           0.345         0.345         0.345         0.345


INCOME STATEMENT DATA
---------------------
Net income                                      $     890     $     850     $     428     $     792
Net interest income (FTE)                           2,301         2,393         2,417         2,377
Provision for credit losses                           448           477           591           472
Noninterest income                                  1,897         1,862         1,531         1,535
Noninterest expense                                 2,448         2,458         2,637         2,197


FINANCIAL PERFORMANCE RATIOS
----------------------------
Net interest margin - managed                        5.27%         5.38%         5.44%         5.51%
                    - reported                       4.49          4.63          4.79          4.86
Return on assets                                     1.52          1.45          0.75          1.43
Return on common equity                              19.1          18.3           8.9          17.0
Operating efficiency - managed                       51.9          51.8          51.7          49.9
                     - reported                      58.3          57.8          58.3          56.2


BALANCE SHEET DATA
------------------
Average:  Loans - managed                       $ 193,076     $ 190,503     $ 185,898     $ 182,045
                - reported                        156,908       158,903       155,555       152,253
          Earning assets                          203,459       204,833       202,528       198,433
          Total assets                            232,561       231,963       229,964       224,931
          Deposits                                149,344       147,698       145,980       143,066
          Common equity                            18,313        18,239        18,740        18,550

End of Period:  Loans - managed                 $ 196,993     $ 192,975     $ 189,428     $ 184,124
                      - reported                  159,579       157,351       158,626       154,172
                Total assets                      239,372       235,629       237,270       230,077
                Deposits                          153,726       150,796       152,672       146,397
                Common equity                      18,724        18,398        18,509        18,566

BANK ONE CORPORATION and Subsidiaries

                                                                           Three Months Ended
                                                                ------------------------------------------
Consolidated Statement of Income                                  Sep 30,        Jun 30,       Mar 31,
 ($ millions, except per share amounts)                            1998           1998           1998
------------------------------------------------------------    -----------    -----------    -----------
 Interest Income                                                $    4,349     $    4,388     $    4,317
 Interest Expense                                                    2,039          2,084          2,065
                                                                -----------    -----------    -----------
   Net interest income                                               2,310          2,304          2,252

 Provision for credit losses                                           345            400            391
                                                                -----------    -----------    -----------
   Net interest income after provision for credit losses             1,965          1,904          1,861
                                                                -----------    -----------    -----------

 Noninterest Income
 Trading profits (losses)                                               18             65             60
 Equity securities gains(losses)                                        (4)           121             72
 Investment securities gains(losses)                                    41             49             33
                                                                -----------    -----------    -----------
        Market-driven revenue                                           55            235            165

 Credit card fees                                                      930            674            738
 Fiduciary and investment management fees                              207            203            198
 Service charges and commissions                                       639            666            660
                                                                -----------    -----------    -----------
           Fee-based revenue                                         1,776          1,543          1,596
 Other income                                                          231            354            192
                                                                -----------    -----------    -----------
           Total noninterest income                                  2,062          2,132          1,953

 Noninterest Expense
 Salaries and related costs                                          1,080          1,123          1,107
 Net occupancy and equipment expense                                   217            209            202
 Depreciation and amortization                                         167            167            166
 Outside services and processing                                       318            348            273
 Marketing and development                                             264            221            199
 Communication and transportation                                      192            190            185
 Other expense                                                         301            334            299
                                                                -----------    -----------    -----------
           Operating expenses                                        2,539          2,592          2,431
 Merger-related and restructuring costs                                  -            127              -
                                                                -----------    -----------    -----------
           Total nonininterest expense                               2,539          2,719          2,431
                                                                -----------    -----------    -----------

 Income before income taxes                                          1,488          1,317          1,383
 Provision for income taxes                                            434            422            450
                                                                -----------    -----------    -----------
 Net income                                                     $    1,054     $      895     $      933
                                                                ===========    ===========    ===========
 Net income attributable to common stockholders' equity         $    1,051     $      891     $      929
                                                                ===========    ===========    ===========

 Earnings per common share
      --Basic                                                   $     0.90     $     0.76     $     0.80
      --Diluted                                                       0.89           0.75           0.78

 Average common shares outstanding(millions)
      --Basic                                                        1,172          1,169          1,165
      --Diluted                                                      1,188          1,189          1,191

BANK ONE CORPORATION and Subsidiaries

                                                                                Three Months Ended
                                                              -------------------------------------------------------
Consolidated Statement of Income                                Dec 31,       Sep 30,        Jun 30,        Mar 31,
 ($ millions, except per share amounts)                         1997           1997           1997           1997
-----------------------------------------------------------   ----------    -----------    ------------    ----------
 Interest Income                                              $   4,344     $    4,444     $     4,397     $   4,229
 Interest Expense                                                 2,075          2,089           2,021         1,899
                                                              ---------     ----------     -----------     ---------
   Net interest income                                            2,269          2,355           2,376         2,330

 Provision for credit losses                                        448            477             591           472
                                                              ---------     ----------     -----------     ---------
   Net interest income after provision for credit losses          1,821          1,878           1,785         1,858
                                                              ---------     ----------     -----------     ---------

 Noninterest Income
 Trading profits (losses)                                            (1)            42              43            33
 Equity securities gains(losses)                                     52             93              88           101
 Investment securities gains(losses)                                 20             44              (4)           41
                                                              ---------     ----------     -----------     ---------
        Market-driven revenue                                        71            179             127           175

 Credit card fees                                                   809            751             558           521
 Fiduciary and investment management fees                           190            191             180           185
 Service charges and commissions                                    625            607             591           568
                                                              ---------     ----------     -----------     ---------
           Fee-based revenue                                      1,624          1,549           1,329         1,274
 Other income                                                       202            134              75            86
                                                              ---------     ----------     -----------     ---------
           Total noninterest income                               1,897          1,862           1,531         1,535

 Noninterest Expense
 Salaries and related costs                                       1,096          1,084           1,019         1,025
 Net occupancy and equipment expense                                189            192             174           184
 Depreciation and amortization                                      181            170             173           169
 Outside services and processing                                    334            300             263           248
 Marketing and development                                          170            280             234           153
 Communication and transportation                                   196            178             175           162
 Other expense                                                      282            254             262           256
                                                              ---------     ----------     -----------     ---------
           Operating expenses                                     2,448          2,458           2,300         2,197
 Merger-related and restructuring costs                               -              -             337             -
                                                              ---------     ----------     -----------     ---------

           Total nonininterest expense                            2,448          2,458           2,637         2,197
                                                              ---------     ----------     -----------     ---------

 Income before income taxes                                       1,270          1,282             679         1,196
 Provision for income taxes                                         380            432             251           404
                                                              ---------     ----------     -----------     ---------
 Net income                                                   $     890     $      850     $       428     $     792
                                                              =========     ==========     ===========     =========
 Net income attributable to common stockholders' equity       $     883     $      842     $       417     $     779
                                                              =========     ==========     ===========     =========

 Earnings per common share
      --Basic                                                 $    0.76     $     0.72     $      0.36     $    0.66
      --Diluted                                                    0.75           0.70            0.35          0.64

 Average common shares outstanding(millions)
      --Basic                                                     1,169          1,177           1,172         1,183
      --Diluted                                                   1,196          1,209           1,196         1,235

BANK ONE CORPORATION and Subsidiaries

Consolidated Balance Sheet                                           Sep 30,                Jun 30,             Mar 31,
($ millions)                                                          1998                   1998                1998
-----------------------------------------------------------     -----------------       -------------       --------------
Assets
Cash and due from banks                                         $     14,109         $      16,217          $   15,142
Interest bearing due from banks                                        4,621                 5,590               5,167
Federal funds sold and securities under resale agreements             10,066                 9,040               9,121
Trading assets                                                         5,770                 5,342               5,250
Derivative product assets                                              4,600                 4,342               4,373
Investment securities                                                 32,658                31,863              31,388


Loans and leases:
  Commercial                                                          81,895                83,279              81,152
  Consumer                                                            56,379                58,737              58,173
  Credit Card                                                         15,783                18,007              19,062
                                                                -----------------       -------------       --------------
       Total loans                                                   154,057               160,023             158,387


Allowance for credit losses                                           (2,751)               (2,752)             (2,794)
                                                                ------------------      -------------       ---------------
       Loans, net                                                    151,306               157,271             155,593


Other assets:
  Bank premises and equipment, net                                     3,431                 3,433               3,454
  Customer acceptance liability                                          434                   405                 595
  Other                                                               11,663                10,675              10,477
                                                                ------------------      -------------       ---------------
       Total other assets                                             15,528                14,513              14,526
                                                                ==================      =============       ===============
       Total assets                                             $    238,658         $     244,178          $  240,560
                                                                ==================      ==============      ===============


Liabilities
Deposits:
  Demand                                                        $     34,757         $      38,551          $   36,706
  Savings                                                             58,813                59,542              60,561
  Time                                                                36,694                37,887              39,716
  Foreign offices                                                     18,660                18,527              16,834
                                                                ------------------      ---------------     ---------------
       Total deposits                                                148,924               154,507             153,817

Federal funds purchased and repurchase agreements                     20,619                19,088              19,818
Other short-term borrowings                                           13,223                15,768              14,079
Long-term borrowings                                                  21,138                21,245              21,286
Guaranteed preferred beneficial interest in the
       Corporation's junior subordinated debt                          1,003                 1,003               1,003
Acceptances outstanding                                                  434                   405                 595
Derivative product liabilities                                         4,749                 4,327               4,143
Other liabilities                                                      7,950                 8,070               6,584
                                                                ------------------      ---------------     ---------------
       Total liabilities                                             218,040               224,413             221,325
                                                                -------------------     ---------------     ---------------


Stockholders' Equity
Preferred stock                                                          190                   190                 290
Common stock                                                              12                    12                  12
Surplus                                                               12,488                12,549              12,583
Retained earnings                                                      9,750                 9,094               8,602
Deferred compensation                                                   (157)                 (182)               (162)
Accumulated other adjustments to stockholders' equity                    244                   177                 208
Treasury stock                                                        (1,909)               (2,075)             (2,298)
                                                                -------------------     ---------------     ---------------
       Total stockholders' equity                                     20,618                19,765              19,235
                                                                -------------------     ---------------     ---------------
       Total liabilities and stockholders' equity                $   238,658          $    244,178          $  240,560
                                                                ==================      ===============     ===============

Common shares - period end (millions)
Common shares issued                                                   1,223                 1,222               1,221
Treasury shares                                                           47                    52                  56
Common shares outstanding                                              1,176                 1,170               1,165

BANK ONE CORPORATION And Subsidiaries

Consolidated Balance Sheet                                            Dec 31,         Sep 30,          Jun 30,          Mar 31,
($ millions)                                                            1997           1997              1997             1997
------------------------------------------------------------        -----------     -----------      -----------      -----------
Assets
Cash and due from banks                                            $     15,380    $     14,750     $    14,758     $     12,632
Interest bearing due from banks                                           6,910           7,722           7,737            7,176
Federal funds sold and securities under resale agreements                 9,168           8,225           9,058            7,248
Trading assets                                                            5,246           5,406           5,461            5,684
Derivative product assets                                                 4,623           3,838           3,816            5,387
Investment securities                                                    26,039          26,134          24,903           27,839


Loans and leases:
  Commercial                                                             79,306          76,607          77,503           75,758
  Consumer                                                               57,608          58,993          57,721           55,450
  Credit Card                                                            22,665          21,751          23,402           22,964
                                                                    -----------     -----------       ---------       ----------
       Total loans                                                      159,579         157,351         158,626          154,172


Allowance for credit losses                                              (2,817)         (2,836)         (2,858)          (2,712)
                                                                    -----------     -----------       ---------       ----------
Loans, net                                                              156,762         154,515         155,768          151,460


Other assets:
  Bank premises and equipment, net                                        3,426           3,341           3,337            3,326
  Customer acceptance liability                                             741             741             693              606
  Other                                                                  11,077          10,957          11,739            8,719
                                                                    -----------     -----------       ---------       ----------
       Total other assets                                                15,244          15,039          15,769           12,651
                                                                    -----------     -----------       ---------       ----------
       Total assets                                                $    239,372    $    235,629     $   237,270     $    230,077
                                                                    ===========     ===========       =========       ==========

Liabilities
Deposits:
  Demand                                                           $     35,954    $     35,176     $    36,701     $     32,208
  Savings                                                                58,946          57,317          57,005           56,726
  Time                                                                   40,144          41,648          42,029           41,666
  Foreign offices                                                        18,682          16,655          16,937           15,797
                                                                    -----------     -----------       ---------       ----------
       Total deposits                                                   153,726         150,796         152,672          146,397

Federal funds purchased and repurchase agreements                        20,346          18,409          19,574           22,422
Other short-term borrowings                                              12,806          15,174          16,668           14,136
Long-term borrowings                                                     20,543          20,664          18,326           15,423
Guaranteed preferred beneficial interest in the
  Corporation's junior subordinated debt                                  1,003           1,003           1,003            1,003
Acceptances outstanding                                                     741             741             693              606
Derivative product liabilities                                            4,629           3,738           3,866            5,133
Other liabilities                                                         6,528           6,242           5,485            5,905
                                                                    -----------     -----------       ---------       ----------
       Total liabilities                                                220,322         216,767         218,287          211,025
                                                                    -----------     -----------       ---------       ----------

Stockholders' Equity
Preferred stock                                                             326             464             474              486
Common stock                                                                 12              12              11               12
Surplus                                                                  12,584           9,622           9,601            9,884
Retained earnings                                                         8,063          10,436           9,952            9,845
Deferred compensation                                                      (137)           (134)           (136)            (125)
Accumulated other adjustments to stockholders' equity                       209             171              76              (75)
Treasury stock                                                           (2,007)         (1,709)           (995)            (975)
                                                                    -----------     -----------       ---------       ----------
       Total stockholders' equity                                        19,050          18,862          18,983           19,052
                                                                    -----------     -----------       ---------       ----------
       Total liabilities and stockholders' equity                  $    239,372    $    235,629     $   237,270     $    230,077
                                                                    ===========     ===========       =========       ==========

Common Shares - period end(1) (millions)
Common shares issued                                                      1,219           1,158           1,154            1,150
Treasury shares                                                              51              44              28               25
Common shares outstanding                                                 1,168           1,114           1,126            1,125

(1) March, June, & September 1997 amounts have not been restated for 10% stock dividend.

BANK ONE CORPORATION and Subsidiaries


                                                             Third Quarter 1998                   Second Quarter 1998
                                                      -------------------------------        ----------------------------
Average Balance Sheet, Yields, & Rates                   Average    Income/    Yield/        Average    Income/   Yield/
($ millions)                                             Balance     Expense   Rate          Balance    Expense   Rate
--------------------------------------                -------------------------------        ----------------------------
Short-term investments                                $  12,936   $   178     5.46 %         $  14,832  $   198    5.35 %
Trading assets (1)                                        6,470        99     6.07               5,972       90    6.04
Investment securities:  (1)
   U.S. government and federal agency                    16,069       267     6.59              17,763      293    6.62
   States and political subdivisions                      2,168        41     7.50               2,258       45    7.99
   Other                                                 14,627       250     6.78              11,596      187    6.47
                                                      ---------   -------    -----           ---------  -------   -----
  Total investment securities                            32,864       558     6.74              31,617      525    6.66

Loans:  (1)(2)
   Commercial                                            81,255     1,591     7.77              82,427    1,602    7.80
   Consumer                                              57,633     1,362     9.38              57,207    1,253    8.79
   Credit card                                           15,578       590    15.03              18,573      751   16.22
                                                      ---------   -------    -----           ---------  -------   -----
   Total loans,net                                      154,466     3,543     9.10             158,207    3,606    9.14

Total earning assets                                    206,736     4,378     8.40             210,628    4,419    8.42

Allowance for credit losses                              (2,714)                                (2,748)
Other assets                                             32,551                                 33,130
                                                      =========                              =========
  Total assets                                        $ 236,573                              $ 241,010
                                                      =========                              =========


Deposits -- interest bearing:
  Savings                                             $  20,523   $   117     2.26 %         $  21,566  $   123    2.29 %
  Money market                                           38,857       370     3.78              38,624      366    3.80
  Time                                                   37,285       497     5.29              38,956      532    5.48
  Foreign offices                                        18,384       246     5.31              17,840      234    5.26
                                                      ---------   -------    -----           ---------  -------   -----
   Total deposits -- interest bearing                  115,049     1,230     4.24             116,986    1,255    4.30
Federal funds purchased and securities
  under repurchase agreements                            20,792       278     5.30              20,956      270    5.17
Other short-term borrowings                              13,652       181     5.26              14,969      202    5.41
Long-term debt                                           21,771       350     6.38              22,404      357    6.39
                                                      ---------   -------    -----           ---------  -------   -----
   Total interest-bearing liabilities                   171,264     2,039     4.72             175,315    2,084    4.77
Demand deposits                                          33,344                                 34,608
Other liabilities                                        11,676                                 11,646
Preferred stock                                             191                                    195
Common stockholders' equity                             20,098                                 19,246
                                                      =========                              =========
   Total liabilities and equity                       $ 236,573                              $ 241,010
                                                      =========                              =========


Interest income/earning assets                                    $ 4,378     8.40 %                    $ 4,419    8.42 %
Interest expense/earning assets                                     2,039     3.91                        2,084    3.97
                                                                  -------    -----                      -------   -----
Net interest margin                                               $ 2,339     4.49 %                    $ 2,335    4.45 %
                                                                  =======    =====                      =======   =====


(1) Includes tax-equivalent adjustments based on a 35% federal income tax rate.

(2) Nonperforming loans are included in balances used to determine the average rate.

BANK ONE CORPORATION and Subsidiaries

                                                         First Quarter 1998               Fourth Quarter 1997
                                                      -------------------------    ---------------------------------
Average Balance Sheet, Yields, & Rates                 Average  Income/  Yield/     Average     Income/      Yield/
($ millions)                                           Balance  Expense  Rate       Balance     Expense       Rate
-------------------------------------------           ------------------------     ---------------------------------
Short-term investments                                $  14,895 $  201  5.47 %     $  15,613     $   220      5.59 %
Trading assets (1)                                        6,413     92  5.82           5,828          91      6.19
Investment securities:  (1)
   U.S. government and federal agency                    18,205    299  6.66          17,233         304      7.00
   States and political subdivisions                      2,335     47  8.16           2,477          50      8.01
   Other                                                  7,304     96  5.33           5,400          42      3.09
                                                      --------- ------ -----       ---------     -------    ------
  Total investment securities                            27,844    442  6.44          25,110         396      6.26

Loans:  (1)(2)
   Commercial                                            79,724  1,556  7.92          77,995       1,560      7.94
   Consumer                                              57,734  1,461 10.26          57,589       1,358      9.36
   Credit card                                           20,633    596 11.71          21,324         751     13.97
                                                      --------- ------ -----       ---------     -------    ------
   Total loans, net                                     158,091  3,613  9.27         156,908       3,669      9.28

Total earnings assets                                   207,243  4,348  8.51         203,459       4,376      8.53

Allowance for credit losses                              (2,764)                      (2,797)
Other assets                                             33,559                       31,899
                                                      =========                    ---------
  Total assets                                        $ 238,038                    $ 232,561
                                                      =========                    =========


Deposits -- interest bearing:
  Savings                                             $  21,520 $  125  2.36 %     $  21,329     $   126      2.34 %
  Money market                                           37,882    360  3.85          36,550         352      3.82
  Time                                                   39,858    541  5.50          40,865         569      5.52
  Foreign offices                                        17,856    231  5.25          17,957         238      5.26
                                                      --------- ------ -----       ---------     -------    ------
   Total deposits -- interest bearing                   117,116  1,257  4.35         116,701       1,285      4.37
Federal funds purchased and securities
  under repurchase agreements                            21,815    282  5.24          18,512         247      5.29
Other short-term borrowings                              12,680    173  5.53          13,464         196      5.78
Long-term debt                                           21,974    353  6.52          21,750         347      6.33
                                                      --------- ------ -----       ---------     -------    ------
   Total interest-bearing liabilities                   173,585  2,065  4.82         170,427       2,075      4.83
Demand deposits                                          33,359                       32,643
Other liabilities                                        12,179                       10,793
Preferred stock                                             318                          385
Common stockholders' equity                              18,597                       18,313
                                                      =========                    ---------
   Total liabilities and equity                       $ 238,038                    $ 232,561
                                                      =========                    =========


Interest income/earning assets                                  $4,348  8.51 %                   $ 4,376      8.53 %
Interest expense/earning assets                                  2,065  4.04                       2,075      4.04
                                                                ------ -----                     -------     -----
Net interest margin                                             $2,283  4.47 %                   $ 2,301      4.49 %
                                                                ====== =====                      =======     =====

(1) Includes tax-equivalent adjustments based on a 35% federal income tax rate.

(2) Nonperforming loans are included in balances used to determine the average rate.

BANK ONE CORPORATION and Subsidiaries

                                                             Third Quarter 1997                       Second Quarter 1997
                                                      --------------------------------       -----------------------------------
Average Balance Sheet, Yields, & Rates                  Average      Income/    Yield/         Average     Income/      Yield/
($ Millions)                                            Balance       Expense    Rate          Balance     Expense        Rate
--------------------------------------                --------------------------------       -----------------------------------
Short-term investments                                $  14,677      $   207     5.60 %       $  14,532    $   202        5.58 %
Trading assets (1)                                        5,777           84     5.77             5,345         78        5.85
Investment securities:  (1)
   U.S. government and federal agency                    17,975          300     6.62            19,658        332        6.77
   States and political subdivisions                      2,587           53     8.13             2,649         56        8.48
   Other                                                  4,914           67     5.41             4,789         70        5.86
                                                      ---------      -------    -----        ----------    -------       -----
  Total investment securities                            25,476          420     6.54            27,096        458        6.78

Loans:  (1)(2)
   Commercial                                            77,363        1,559     7.99            76,771      1,541        8.05
   Consumer                                              57,422        1,365     9.43            56,097      1,284        9.18
   Credit card                                           24,118          847    13.93            22,687        875       15.47
                                                      ---------      -------    -----        ----------    -------       -----
   Total loans, net                                     158,903        3,771     9.42           155,555      3,700        9.54

Total earning assets                                    204,833        4,482     8.68           202,528      4,438        8.79

Allowance for credit losses                              (2,847)                             $   (2,691)
Other assets                                             29,977                                  30,127
                                                      ---------                              ----------
  Total assets                                        $ 231,963                              $  229,964
                                                      =========                              ==========


Deposits -- interest bearing:
  Savings                                             $  21,964      $   127     2.29 %      $   22,484    $   130        2.32 %
  Money market                                           35,064          334     3.78            34,123        319        3.75
  Time                                                   42,082          589     5.55        $   42,309        585        5.55
  Foreign offices                                        17,126          226     5.24            16,174        210        5.21
                                                      ---------      -------    -----        ----------    -------       -----
   Total deposits -- interest bearing                   116,236        1,276     4.36           115,090      1,244        4.34
Federal funds purchased and securities
  under repurchase agreements                            20,245          270     5.29            21,168        280        5.31
Other short-term borrowings                              14,682          208     5.62            14,676        206        5.63
Long-term debt                                           20,187          335     6.58            17,993        291        6.49
                                                      ---------      -------    -----        ----------    -------       -----
   Total interest-bearing liabilities                   171,350        2,089     4.84           168,927      2,021        4.80
Demand deposits                                          31,462                                  30,890
Other liabilities                                        10,445                                  10,928
Preferred stock                                             467                                     479
Common stockholders' equity                              18,239                                  18,740
                                                      ---------                              ----------
   Total liabilities and equity                       $ 231,963                              $  229,964
                                                      =========                              ==========


Interest income/earning assets                                       $ 4,482     8.68 %                    $ 4,438        8.79 %
Interest expense/earning assets                                        2,089     4.05                        2,021        4.00
                                                                     -------    -----                      -------       -----
Net interest margin                                                  $ 2,393     4.63 %                    $ 2,417        4.79%
                                                                     =======    =====                       =======       =====

(1) Includes tax-equivalent adjustments based on a 35% federal income tax rate.

(2) Nonperforming loans are included in balances used to determine the average rate.

                                                               First Quarter 1997
                                                      ------------------------------------
Average Balance Sheet, Yields, & Rates                  Average       Income/     Yield/
($ Millions)                                            Balance       Expense      Rate
-------------------------------------------------     ----------    ----------   ----------
Short-term investments                                $   12,793     $     172      5.45 %
Trading assets (1)                                         5,511            78      5.74
Investment securities:  (1)
   U.S. government and federal agency                     20,581           337      6.64
   States and political subdivisions                       2,884            61      8.58
   Other                                                   4,411            67      6.16
                                                      ----------     ---------     -----
  Total investment securities                             27,876           465      6.77

Loans:  (1)(2)
   Commercial                                             74,363         1,448      7.90
   Consumer                                               54,488         1,317      9.80
   Credit card                                            23,402           796     13.79
                                                       ----------     ---------     -----
   Total loans, net                                      152,253         3,561      9.49

Total earning assets                                     198,433         4,276      8.74

Allowance for credit losses                               (2,668)
Other assets                                              29,166
                                                      ----------
  Total assets                                        $  224,931
                                                      ==========


Deposits -- interest bearing:
  Savings                                             $   23,889     $     136      2.31 %
  Money market                                            32,472           297      3.71
  Time                                                    42,334           572      5.48
  Foreign offices                                         14,603           181      5.03
                                                      ----------     ---------     -----
   Total deposits -- interest bearing                    113,298         1,186      4.25
Federal funds purchased and securities
  under repurchase agreements                             21,836           276      5.13
Other short-term borrowings                               13,688           176      5.21
Long-term debt                                            15,769           261      6.71
                                                      ----------     ---------     -----
   Total interest-bearing liabilities                    164,591         1,899      4.68
Demand deposits                                           29,768
Other liabilities                                         11,402
Preferred stock                                              620
Common stockholders' equity                               18,550
                                                      ----------
   Total liabilities and equity                       $  224,931
                                                      ==========


Interest income/earning assets                                       $   4,276      8.74 %
Interest expense/earning assets                                          1,899      3.88
                                                                     ---------    ------
Net interest margin                                                  $   2,377      4.86%
                                                                     =========     =====

(1) Includes tax-equivalent adjustments based on a 35% federal income tax rate.

(2) Nonperforming loans are included in balances used to determine the average rate.

BANK ONE CORPORATION and Subsidiaries

                                                                   Three Months Ended
                                                          -----------------------------------
Credit Quality                                             Sep 30,      Jun 30,       Mar 31,
($ millions)                                                1998         1998          1998
------------------------------------------                --------      -------      --------
Provision for credit losses                               $    345      $   400      $   391

Gross charge-offs                                         $    443      $   560      $   565
Recoveries                                                      98          118          151
                                                          --------      -------      -------
  Net charge-offs                                         $    345      $   442      $   414

Net charge-offs:
  Commercial                                              $     43      $    80      $    19
  Consumer                                                      98           95          116
  Credit card                                                  204          267          279
                                                          --------      -------      -------
    Total net charge-offs                                 $    345      $   442      $   414

    Total net charge-offs--managed                        $    943      $ 1,065      $ 1,020

Net charge-off ratios:
  Commercial                                                  0.21%        0.39%        0.10%
  Consumer                                                    0.68         0.66         0.80
  Credit card                                                 5.24         5.81         5.54
    Total net charge-off ratio                                0.89         1.12         1.05
    Total net charge-off ratio -- managed                     1.91         2.15         2.08

Allowance for credit losses - period end                  $  2,751      $ 2,752      $ 2,794

Nonperforming assets - period end:
  Nonperforming loans                                     $    718      $   640      $   725
  Other real estate owned                                      118          100           89
                                                          --------       -------      -------
    Total nonperforming assets                            $    836      $   740      $   814

Allowance to ending loans                                     1.79%        1.72%        1.76%
Allowance to nonperforming loans                               383          430          385
Nonperforming assets ratio                                    0.54         0.46         0.51

Capital
($ millions, except per share amounts)
------------------------------------------
Common equity/assets ratio                                     8.6%         8.0%         7.9%
Tier 1 capital ratio                                           8.6          8.3          8.3
Total risk adjusted capital ratio                             12.4         12.3         12.5
Regulatory leverage ratio                                      8.5          8.0          7.9
Tangible common equity to net assets                           7.7          7.4          7.2

Book value of common equity per share                      $ 17.37      $ 16.72      $ 16.26

Intangibles--period end
  Goodwill                                                 $ 1,094      $ 1,117      $ 1,095
  Other intangibles                                          1,125          631          700
                                                          --------      --------     --------
  Total intangibles                                        $ 2,219      $ 1,748      $ 1,795

BANK ONE CORPORATION and Subsidiaries

                                                                        Three Months Ended
                                                       ---------------------------------------------------
Credit Quality                                           Dec 31,       Sep 30,      Jun 30,       Mar 31,
($ millions)                                              1997          1997         1997           1997
-----------------------------------------                -------       -------      -------       --------
Provision for credit losses                            $   448        $  477       $   591        $  472

Gross charge-offs                                      $   600        $  609       $   615        $  573
Recoveries                                                 133           118           132           127
                                                       -------        ------       -------        ------
  Net charge-offs                                      $   467        $  491       $   483        $  446

Net charge-offs:
  Commercial                                           $    33        $   33       $     9        $   12
  Consumer                                                 107           102           100           111
  Credit card                                              327           356           374           323
                                                       -------        ------       -------        ------
    Total net charge-offs                              $   467        $  491       $   483        $  446
    Total net charge-offs--managed                     $   989        $  985       $   988        $  936

Net charge-off ratios:
  Commercial                                              0.17%         0.17%         0.05%         0.06%
  Consumer                                                0.74          0.71          0.71          0.81
  Credit card                                             6.13          5.90          6.59          5.52
    Total net charge-off ratio                            1.18          1.23          1.25          1.19
    Total net charge-off ratio -- managed                 2.05          2.07          2.13          2.06

Allowance for credit losses - period end               $ 2,817        $2,836       $ 2,858        $2,712

Nonperforming assets - period end:
  Nonperforming loans                                  $   609        $  617       $   636        $  503
  Other real estate owned                                   85            75            71            92
                                                       -------        ------       -------        ------
    Total nonperforming assets                         $   694        $  692       $   707        $  595

Allowance to ending loans                                 1.77%         1.80%         1.80%         1.76%
Allowance to nonperforming loans                           463           460           449           539
Nonperforming assets ratio                                0.43          0.44          0.45          0.39

Capital
($ millions, except per share amounts)
-----------------------------------------
Common equity/assets ratio                                 7.8%          7.8%          7.8%          8.1%
Tier 1 capital ratio                                       8.2           8.3           8.4           9.2
Total risk adjusted capital ratio                         12.3          12.4          12.6          13.2
Regulatory leverage ratio                                  7.8           7.9           8.1           8.6
Tangible common equity to net assets                       7.2           7.2           7.2           7.6

Book value of common equity per share                  $ 16.03        $16.51       $ 16.43        $16.51

Intangibles--period end
  Goodwill                                             $ 1,120        $1,138       $ 1,158        $  903
  Other intangibles                                        582           402           357           308
                                                       -------        ------       -------        ------
  Total intangibles                                    $ 1,702        $1,540       $ 1,515        $1,211

BANK ONE CORPORATION and Subsidiaries

                                                                            THREE MONTHS ENDED
                                                                 -------------------------------------------
Managed Income Statement Statistics(1)                             Sep 30,         Jun 30,         Mar 31,
($ millions)                                                        1998            1998            1998
-----------------------------------------------                  ----------     -----------     ------------
REPORTED:
-----------------------------------------------
Net interest income - FTE                                         $    2,339      $    2,335       $   2,283
Provision for credit losses                                              345             400             391
Noninterest income                                                     2,062           2,132           1,953
Noninterest expense                                                    2,539           2,719           2,431
Net income                                                             1,054             895             933

Securitized:
-----------------------------------------------

Net interest income - FTE                                         $    1,040      $      934       $     973
Provision for credit losses                                              598             623             606
Noninterest income                                                      (441)           (311)           (367)
Noninterest expense                                                        1               -               -
Net income                                                                 -               -               -

Managed:
-----------------------------------------------

Net interest income - FTE                                         $    3,379      $    3,269       $   3,256
Provision for credit losses                                              943           1,023             997
Noninterest income                                                     1,621           1,821           1,586
Noninterest expense                                                    2,540           2,719           2,431
Net income                                                             1,054             895             933

Managed balance sheet and net interest margin:
-----------------------------------------------

Total average loans                                               $  197,978      $  197,867       $ 196,002
Total average earning assets                                         245,422         247,152         244,387
Net interest margin                                                     5.46%           5.31%           5.40%

(1) Managed data only adjusted for credit card securitization activity.

BANK ONE CORPORATION And Subsidiaries

                                                                                  THREE MONTHS ENDED
                                                           -------------------------------------------------------------
Managed Income Statement Statistics(1)                       Dec 31,          Sep 30,         Jun 30,          Mar 31,
($ millions)                                                  1997             1997            1997             1997
---------------------------------------------              -----------      ------------    -----------      -----------
REPORTED:
---------------------------------------------
Net interest income - FTE                                  $    2,301       $   2,393       $    2,417       $   2,377
Provision for credit losses                                       448             477              591             472
Noninterest income                                              1,897           1,862            1,531           1,535
Noninterest expense                                             2,448           2,458            2,637           2,197
Net income                                                        890             850              428             792

Securitized:
---------------------------------------------

Net interest income - FTE                                  $      897       $     832       $      755       $     730
Provision for credit losses                                       522             494              505             490
Noninterest income                                               (374)           (337)            (248)           (238)
Noninterest expense                                                 1               1                2               2
Net income                                                          -               -                -               -

Managed:
---------------------------------------------

Net interest income - FTE                                  $    3,198       $   3,225       $    3,172       $   3,107
Provision for credit losses                                       970             971            1,096             962
Noninterest income                                              1,523           1,525            1,283           1,297
Noninterest expense                                             2,449           2,459            2,639           2,199
Net income                                                        890             850              428             792

Managed balance sheet and net interest margin:
---------------------------------------------

Total average loans                                        $  193,076       $ 190,503       $  185,898       $ 182,045
Total average earning assets                                  240,927         237,676          234,066         228,854
Net interest margin                                              5.27%           5.38%            5.44%           5.51%

(1) Managed data only adjusted for credit card securitization activity.

BANK ONE CORPORATION And Subsidiaries

Managed Credit Card Detail
($ millions)                                                                           Three Months Ended
------------------------------------------------------------------         ---------------------------------------------
                                                                             Sep 30,          Jun 30,           Mar 31,
                                                                              1998             1998              1998
                                                                           ----------        ---------        ----------
Period end loans                                 - managed                 $   65,169        $  58,710        $   57,742
                                                 - securitized                (49,386)         (40,703)          (38,680)
                                                 - reported                    15,783           18,007            19,062


Average loans                                    - managed                 $   59,090        $  58,233        $   58,544
                                                 - securitized                (43,512)         (39,660)          (37,911)
                                                 - reported                    15,578           18,573            20,633


Net charge-offs                   - amount       - managed                 $      802        $     890        $      885
                                                 - securitized                   (598)            (623)             (606)
                                                 - reported                       204              267               279


Net charge-offs                   - rate         - managed                       5.43%            6.15%             6.13%
                                                 - securitized                   5.50             6.30              6.45
                                                 - reported                      5.24             5.81              5.54


Delinquency rate                  - 30+ days     - managed                       4.50%            4.34%             4.82%
                                                 - securitized                   4.49             4.34              4.91
                                                 - reported                      4.54             4.34              4.65


Delinquency rate                  - 90+ days     - managed                       1.90%            1.97%             2.19%
                                                 - securitized                   1.94             2.02              2.24
                                                 - reported                      1.79             1.85              2.09


Credit card charge volume                        - managed                 $   25,106        $  24,091        $   22,701
New accounts opened (thousands)                  - managed                      2,538            2,271             2,330
Cardmembers (thousands)                          - managed                     60,507           55,795            54,565

BANK ONE CORPORATION And Subsidiaries

Managed Credit Card Detail
($ millions)                                                                           Three Months Ended
-------------------------------------------------------------        -------------------------------------------------------
                                                                        Dec 31,      Sep 30,        Jun 30,      Mar 31,
                                                                         1997         1997          1997          1997
                                                                     ----------   -----------   ------------   ----------
Period end loans                                - managed            $   60,079   $    57,375   $     54,204   $   52,916
                                                - securitized           (37,414)      (35,624)       (30,802)     (29,952)
                                                - reported               22,665        21,751         23,402       22,964


Average loans                                   - managed            $   57,492   $    55,718   $     53,030   $   53,194
                                                - securitized           (36,168)      (31,600)       (30,343)     (29,792)
                                                - reported               21,324        24,118         22,687       23,402


Net charge-offs                  - amount       - managed            $      849   $       850   $        879   $      813
                                                - securitized              (522)         (494)          (505)        (490)
                                                - reported                  327           356            374          323


Net charge-offs                  - rate         - managed                  5.91%         6.10%          6.63%        6.11%
                                                - securitized              5.77          6.25           6.66         6.58
                                                - reported                 6.13          5.90           6.59         5.52


Delinquency rate                 - 30+ days     - managed                  4.90%         4.74%          4.62%        4.94%
                                                - securitized              5.07          4.61           4.77         5.02
                                                - reported                 4.61          4.95           4.41         4.83


Delinquency rate                 - 90+ days     - managed                  2.11%         1.95%          1.98%        2.21%
                                                - securitized              2.22          1.90           2.04         2.26
                                                - reported                 1.94          2.03           1.91         2.13


Credit card charge volume                       - managed            $   25,166   $    23,240   $     21,018   $   19,353
New accounts opened (thousands)                 - managed                 2,840         2,715          2,634        1,558
Cardmembers (thousands)                         - managed                55,488        55,308         52,991       54,190